                                                  OPPENHEIMER NEW YORK MUNICIPAL FUND
                                                Supplement dated August 28, 2002 to the
                                           Prospectus dated January 28, 2002

The Prospectus supplement dated August 19, 2002 is withdrawn.

The Prospectus is changed as follows:

1.       The following  sentence is added after the bullet  points at the end of the second  paragraph  under the section  titled "WHAT
     DOES THE FUND MAINLY INVEST IN?" on page 3 of the prospectus:

                  "Securities  that generate  income subject to  alternative  minimum tax (AMT) will count towards the
                  80% municipal securities requirement."

2.  The Prospectus is changed by adding the following to the section "Main Risks of Investing in the Fund" on page 4 following the paragraph titled "Interest Rate Risks":

                  |X|  Borrowing  for Leverage.  As a  fundamental  policy,  the Fund can borrow from banks in amounts up to 33 1/3% of its total assets for emergency purposes or to buy portfolio  securities,  and this use of "leverage" will subject the
                  Fund to greater  costs than funds that do not  borrow for  leverage,  and may also make the Fund's  share  price more sensitive to interest rate changes.

3. The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed" section on page 12:

         At a meeting held on December 13, 2001, the Board of Trustees/Directors of the Fund approved various changes to the Fund's fundamental investment policies and submission of an amended and restated declaration of trust to shareholders for approval. Approval of the Fund's shareholders is required before the Fund's fundamental investment policies can be changed and before an amended and restated declaration of trust can be adopted. On or about June 20, 2002, shareholders of the Fund on the record date were mailed proxy material explaining the reasons for the proposed changes. In addition, on or about June 20, 2002, a copy of the proxy statement will be available for information purposes on the OppenheimerFunds website at www.oppenheimerfunds.com. After that date, shareholders may also call 1.800.708.7780 to request a copy of the proxy statement.  If the proposals are approved by shareholders, the Fund's prospectus and/or statement of additional information will be revised to reflect the approved changes.

4.  The two paragraphs on page 12 following the heading "Portfolio Managers" are deleted and replaced with the following:

     Effective July 1, 2002, the Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice President of the Manager (since January 1996).  Mr.
Fielding serves in a similar capacity for other Oppenheimer funds.

August 28, 2002                                                                                 PS0360.023